SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 16, 2002

                             SBM Certificate Company
               (Exact Name of Registrant as Specified in Charter)

        Maryland                          811-6268               52-2250397
(State of Other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

c/o STATEBOND & MORTGAGE COMPANY, L.L.C.
5101 RIVER ROAD, SUITE 101
BETHESDA, MD                                                       20816
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 301-656-4200

                                       N/A
          (Former Name of Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      SBM Certificate Company (the "Company") is a face-amount certificate company registered as such under the Investment Company Act of 1940 ("1940 Act"). The Company has publicly offered its face-amount certificates on a continuous basis pursuant to a registration statement filed under the Securities Act of 1933 (the "1933 Act") and is a reporting company under the Securities Exchange Act of 1934 (the "1934 Act").

      On August 16, 2002, the Company's Board of Directors, including a majority of the directors who are not "interested persons" within the meaning of the 1940 Act, adopted a resolution removing John J. Lawbaugh from his position as Chairman of the Board and Chief Executive Officer of the Company for an indefinite period, suspending Mr. Lawbaugh's authority to act for or bind the Company with respect to any transactions and prohibiting him from exercising any control over the Company and its assets. In addition to having served as Chairman of the Board and Chief Executive Officer of the Company, Mr. Lawbaugh controls 100% of the Company's common stock. Eric M. Westbury, President of the Company, now serves as its principal executive officer.

      The action taken by the Board of Directors on August 16 resulted from information brought to the attention of the directors by two non-director officers of the Company concerning Mr. Lawbaugh's possible participation in certain financial transactions involving the Company (the "questioned transactions"). The questioned transactions raise potential issues under the federal securities laws, including provisions relating to transactions with affiliated persons of registered investment companies and certain disclosure requirements.

      The Company is seeking to obtain further information regarding the questioned transactions. Among other things, the Company has requested information from Mr. Lawbaugh and other parties. The Company hopes to complete its review within 30 days, but can provide no assurances in that respect. At this time, the Company is unable to predict the outcome of its review of the questioned transactions.

      The Company has suspended the sale of its face-amount certificates and intends to resume the offer and sale of its certificates at the earliest practicable date.

      In view of the circumstances described above, the Company was not in a position to complete and file its Form 10-Q quarterly report for the quarter ended June 30, 2002, within the time required for the filing of such reports. It will file such report promptly after it is in a position to do so.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                        SBM Certificate Company
                                                        (Registrant)

            Date  August 19, 2002                    By /s/ Eric M. Westbury
                                                        ------------------------
                                                            Eric M. Westbury
                                                            President